M FUND, INC.

SUMMARY PROSPECTUS

May 1, 2018

M Large Cap Growth Fund (MTCGX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.mfin.com. You can also get this information at no cost by calling the Fund at 888-736-2878 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund's prospectus and statement of additional information, both dated May 1, 2018, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

M LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.59%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.73%

1 For the period from May 1, 2018 to April 30, 2019, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in large cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. The Fund may invest up to 20% of its assets in equity securities of foreign issuers. DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser defines "large cap" as capitalizations of $10 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamental, all as determined by DSM.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

•  if the stock market as a whole goes down;

•  if the market values the stocks in the Fund's portfolio lower than DSM believes they should be valued;

•  if the earnings of the growth-oriented companies in which the Fund invests do not grow or grow less rapidly than expected;

•  because the healthcare sector may be affected by government regulations and government healthcare programs;

•  because technology companies, including information technology companies, may have limited product lines, markets, financial resources and/or personnel;

•  because a cybersecurity breach could result in the loss or theft of customer data or funds;

•  because the 2008 financial crisis in the U.S. and in many foreign economies, including the European sovereign debt and banking crises, as well as ongoing responses by governments and reactions by market participants have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets;

•  because the portfolio is typically concentrated in that it is comprised of 25 to 35 holdings, which is less diversified than the overall stock market;

•  because growth investing emphasizes stock price appreciation over current income from dividends;

•  due to the costs and risks of relatively active trading;

•  because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion;

•  because growth-oriented investments may underperform when value investing is in favor;

•  because changes in government regulations may adversely affect the value of a security;

•  because investments in foreign issuers involve additional risks, including political and economic instability, which may result in delays in settling securities transactions; or

•  because the Fund may hold a significant percentage of its assets in the securities of one company and therefore it may be more sensitive to market changes than a diversified fund.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e., the Russell 1000 Growth Index). The performance prior to October 12, 2009 reflects the performance results obtained under a different sub-adviser using different investment strategies. Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  17.40% (for the quarter ended 09/30/2010)

Lowest quarterly return:  (26.29)% (for the quarter ended 12/31/2008)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000 Growth Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M Large Cap Growth Fund	38.97%	17.02%	8.40%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DSM is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DSM. The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Daniel Strickberger	October 2009	Co-Managing Partner and Chief Investment Officer
Justin Burk, CFA	October 2009	Portfolio Manager/Research Analyst
David McVey, CFA	October 2009	Portfolio Manager/Research Analyst
Steve Tish, CFA	October 2009	Portfolio Manager/Research Analyst
Eric Woodworth, CFA	October 2009	Portfolio Manager/Research Analyst
Pinaki Kar	October 2009	Portfolio Manager/Research Analyst
Kenneth Yang, CFA	April 2014	Portfolio Manager/Research Analyst
Hannah Chiang	April 2015	Portfolio Manager/Research Analyst

PURCHASING FUND SHARES

The Fund generally is available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Fund. You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

SELLING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

The Fund intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis. Because you do not own shares of the Fund directly, your tax situation is not likely to be affected by the Fund's distributions. The separate accounts in which you own a variable annuity or variable life insurance contract, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.